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                                POWER OF ATTORNEY
                                -----------------


         We, the undersigned Officers and Trustees of North American Funds (the "Trust"), hereby severally constitute and appoint Alice T. Kane, Joseph T. Grause, Jr., John I. Fitzgerald, and Thomas J. Brown, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.


Signature                              Title                         Date
---------                              -----                         ----


                                       Chairman; Trustee;     March 14, 2000
-------------------------------        President; Principal
Alice T. Kane                          Executive Officer


/s/ Judith L. Craven                   Trustee                June 14, 2000
------------------------------
Judith L. Craven


                                       Trustee                February 28, 2000
-----------------------------
William F. Devin


/s/ Timothy J. Ebner                   Trustee                June 15, 2000
--------------------------------
Timothy J. Ebner


/s/ Gustavo E. Gonzales, Jr.           Trustee                June 15, 2000
--------------------------------
Gustavo E. Gonzales, Jr.


/s/ Joseph T. Grause, Jr.              Trustee                June 14, 2000
------------------------------
Joseph T. Grause, Jr.
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                                       Trustee                February 28, 2000
---------------------------
Kenneth J. Lavery


/s/ Ben H. Love                        Trustee                June 14, 2000
-----------------------------
Ben H. Love


                                       Trustee                June __, 2000
--------------------------------
John E. Maupin, Jr.


                                       Treasurer; Principal   June __, 2000
--------------------------------       Financial and
Thomas J. Brown                        Accounting Officer